SECURITIES AND EXCHANGE COMMISSION

                         Washington, D.C. 20549

                              FORM 8-K


                           CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                         October 16, 1997
                         ----------------
                           Date of Report
                  (Date of Earliest Event Reported)

                       G/O INTERNATIONAL, INC.
                       -----------------------
       (Exact Name of Registrant as Specified in its Charter)

   Colorado              0-24688              76-0025986
   --------              -------              ----------
(State or other  (Commission File No.)   (IRS Employer I.D. No.)
Jurisdiction)


                          11849 Wink
                     Houston, Texas 77024
                     --------------------
           (Address of Principal Executive Offices)


                  Registrant's Telephone Number
                      (713) 783-1204

                               N/A
 (Former Name or Former Address if changed Since Last Report)



Item 1.  Changes in Control of Registrant.
         ---------------------------------

         None; not applicable.

Item 2. Acquisition or Disposition of Assets.
        -------------------------------------

        None; not applicable.

Item 3. Bankruptcy or Receivership.
        ---------------------------

        None; not applicable.

Item 4.  Changes in Registrant's Certifying Accountant.
         ----------------------------------------------

         None; not applicable.

Item 5.  Other Events.
         -------------

         None; not applicable.

Item 6.  Resignations of Registrant's Directors.
         ---------------------------------------

         None; not applicable.

Item 7.  Financial Statements and Exhibits.
         ----------------------------------

(a) Financial Statements of Businesses Acquired.

         None; not applicable.

(b) Pro-forma Financial Information.

         None; not applicable.

(c) Exhibits.*

                                             Exhibit
Description of Exhibit                       Number
----------------------                       ------

None; not applicable.

           * Summaries of any exhibit are modified in their entirety by this reference to each exhibit.

Item 8. Changes in Fiscal Year.
        -----------------------

        None; not applicable.

Item 9. Sales of Equity Securities Pursuant to Regulation S.
        ----------------------------------------------------

        The Company raised a total of $20,000 through the issuance of 2,000,000 shares of its common stock pursuant to Regulation S of the Securities and Exchange Commission, at a price of $0.01 per share. These shares were issued on or about January 11, 1996.

        On July 10, 1996, the Board of Directors of the Company unanimously resolved to sell up to 2,000,000 shares of its common stock at a price of $0.01 per share pursuant to Regulation S to raise up to $20,000. A total of seven non-U.S. purchasers purchased the entire 2,000,000 shares and these shares were issued on or about July 17, 1996.

        The Company sold an additional 40,000 shares to certain non-U.S. persons on October 16, 1997, at a purchase price of $0.25 per share, to raise a total of $10,000.

        The following table sets forth the names of the purchasers under Regulation S, the date and number of shares acquired, and the aggregate consideration paid by each purchaser:

                            Date         Number of          Aggregate
Name                        Acquired     Shares             Consideration
----                        ---------     ------             --------------

Yankee Investments Ltd.     1/11/96      750,000            $7,500
                            7/17/96      750,000            $7,500
                           10/16/97       15,000            $3,750

Charlie Investments Ltd.    1/11/96      750,000            $7,500
                            7/17/96      750,000            $7,500
                           10/16/97       15,000            $3,750

Gordian Investments Ltd.    1/11/96      175,000            $1,750
                            7/17/96      175,000            $1,750
                           10/16/97        3,500            $  875

Huggermugger Limited        1/11/96      175,000            $1,750
                            7/17/96      175,000            $1,750
                           10/16/97        3,500            $  875

Cicero Cinzano Ltd.         1/11/96      100,000            $1,000
                            7/17/96      100,000            $1,000
                           10/16/97        2,000            $  500

Q-Marq Securities Ltd.      1/11/96       25,000            $  250
                            7/17/96       25,000            $  250
                           10/16/97          500            $  125

Fairweather Securities Ltd. 1/11/96       25,000            $  250
                            7/17/96       25,000            $  250
                           10/16/97          500            $  125


          Each of the above-referenced purchasers executed a Regulation S subscription agreement, in which the purchaser represented, among other things, that: (i) it is not a "U.S. person" as defined in Rule 902 of Regulation S and was not acquiring the shares for the account of any U.S. person; (ii) such shares must be transferred by the purchaser in compliance with Regulation S; (iii) the shares would contain a legend to the effect that transfer is prohibited except in accordance with the provisions of Regulation S; and (iv) that the purchaser would not make "directed selling efforts" (as defined in Rule 902) of the shares in the United States.

                            SIGNATURES

          Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   G/O INTERNATIONAL, INC.


Date:  3-23-98                     By: /s J. L. Burns
      --------------                  ---------------
                                      Jack L. Burns
                                      President and Director